UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2019

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On November 19, 2019, Abbott Ireland Financing DAC, a designated activity company incorporated under Irish law (the “Issuer”) and an indirect wholly-owned subsidiary of Abbott Laboratories (“Abbott”), completed an offering of €590 million aggregate principal amount of 0.100% Notes due 2024 (the “2024 Notes”) and €590 million aggregate principal amount of 0.375% Notes due 2027 (the “2027 Notes”, and together with the 2024 Notes, the “Notes”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation S. The Notes were issued pursuant to an indenture dated September 27, 2018 (the “Base Indenture”), as supplemented by the second supplemental indenture dated November 19, 2019 (the “Second Supplemental Indenture” and the Base Indenture as supplemented thereby, the “Indenture”). The Notes are unconditionally and irrevocably guaranteed (the “Guarantee”) on an unsecured, unsubordinated basis by Abbott.

The Notes and the Guarantee are unsecured and unsubordinated debt obligations of the Issuer and Abbott, as applicable, and rank equally in right of payment with all of the other unsecured and unsubordinated debt obligations of the Issuer and Abbott, as applicable, from time to time outstanding. The Notes will be effectively subordinated to any future secured and unsubordinated indebtedness of the Issuer to the extent of the value of the assets securing such indebtedness. The Guarantee will be effectively subordinated to all of Abbott’s existing and future secured and unsubordinated indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all of the indebtedness of its subsidiaries.

The Indenture does not contain any financial covenants or provisions limiting the Issuer or Abbott from incurring additional unsecured indebtedness. The Indenture includes covenants that, among other things, limit the ability of Abbott and its domestic subsidiaries to (i) incur, issue, assume or guarantee any indebtedness for borrowed money secured by a mortgage on any principal domestic property or any shares of stock or debt of any domestic subsidiary without effectively providing that the Guarantee be secured equally and ratably and (ii) enter into sale and leaseback transactions with respect to principal domestic properties, in each case, subject to certain exceptions set forth in the Indenture. The Indenture also contains a covenant that restricts the ability of (i) the Issuer to create or permit to subsist any mortgage upon the whole or any part of its present or future assets or revenues to secure any indebtedness for borrowed money which is represented by any bond, note, debenture, debenture stock, loan stock, certificate or other instrument which is (with the consent of the issuer of the indebtedness) at the time listed, quoted or traded on any stock exchange or in any securities market, or to secure any guarantee of any such indebtedness of any other person or (ii) any subsidiary of the Issuer from guaranteeing any such indebtedness of any person, subject to certain exceptions set forth in the Indenture.

The 2024 Notes will mature on November 19, 2024 and the 2027 Notes will mature on November 19, 2027. However, the Issuer may redeem some or all of the Notes of a series at any time and from time to time at its option as described in the Indenture.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture and the Second Supplemental Indenture attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

The Issuer expects to provide the net proceeds of the offering of the Notes to one or more members of the Abbott group for the purpose of financing (i) the redemption and/or repayment of a portion of Abbott’s outstanding 2.900% Notes due 2021 and (ii) the payment of any premium and accrued interest in respect thereof and other fees, expenses and costs associated therewith.

The Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons, absent registration or exemption from registration under the Securities Act. Neither this document nor the information contained herein constitutes or forms part of an offer to sell or the solicitation of an offer to buy any Notes in the United States.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K may be “forward-looking statements” for purposes of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” variations of these words, and similar expressions are intended to identify these forward-looking statements. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed under Item 1A. “Risk Factors” in Abbott’s most recent Annual Report on Form 10-K. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Indenture dated September 27, 2018, among Abbott Ireland Financing DAC, as issuer, Abbott Laboratories, as guarantor, and U.S. Bank National Association, as trustee, filed as Exhibit 4.1 to Abbott’s Current Report on Form 8-K dated September 28, 2018*
4.2	Second Supplemental Indenture dated November 19, 2019, among Abbott Ireland Financing DAC, as issuer, Abbott Laboratories, as guarantor, U.S. Bank National Association, as trustee, and Elavon Financial Services DAC, as paying agent, transfer agent and registrar.
4.3	Form of 0.100% Note due 2024 (included in Exhibit 4.2)
4.4	Form of 0.375% Note due 2027 (included in Exhibit 4.2)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

*Incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

November 19, 2019	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance and Chief Financial Officer